Exhibit 99.01

ReachLocal Reports Third Quarter 2013 Results

Revenue Grew 12%, Driven by International Revenue Growth of 29% (38% on a Constant Currency Basis)

Chief Revenue Officer Josh Claman Appointed President

(WOODLAND HILLS, CA) – November 5, 2013 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in powering local online marketing for small-to-medium sized businesses (SMBs), today reported financial results for the third quarter ended September 30, 2013.

Q3 Highlights

●

Year-over-year revenue grew 12% (15% on a constant currency basis) highlighted by 29% growth in international markets (38% on a constant currency basis) and 14% growth in the Direct Local channel (17% on a constant currency basis).

●	International revenue expanded to 34% of revenue (35% on a constant currency basis), up from 29% a year ago.
●	ReachEdge became available throughout the US on September 21, 2013 and has been sold to more than 500 customers.
●	Adjusted EBITDA was $7.3 million, which includes significant product and new market investment as well as the one-time costs associated with the departure of the company’s former CEO.
●	Year-over-year Active Advertisers and Active Campaigns each grew 11% to 24,600 and 36,400, respectively.
●	Launched Direct Local operations in Belgium, increasing ReachLocal’s global footprint to a total of 16 countries.
●	Repurchased 475,000 shares of stock for $5.9 million during the quarter under the company’s buy-back authorization.

Management Commentary

“We are pleased by our solid third-quarter results highlighted by 15% revenue growth on a constant-currency basis,” said David Carlick, interim CEO and chairman of the board. “We are excited by the initial uptake of our new ReachEdge marketing product and are particularly encouraged by the interest level and engagement of our clients with this new addition to the ReachLocal product set.”

Carlick added, “we are also pleased to announce that Josh Claman will become the President of ReachLocal. As Chief Revenue Officer, Josh has led our continued global expansion and our efforts towards enhancing and improving our go-to-market strategies. With his more than 25 years of experience building and leading multi-billion dollar sales and service organizations across Asia, Europe and the Americas, including with Dell, Josh is well suited to help lead the company in the next phase of its global growth.”

“On behalf of the board, I would like to thank Nathan Hanks, who has resigned as an officer and director of the Company. Nathan helped found the business, drove our rapid growth and positioned us for the future. His service, dedication and contributions to ReachLocal are greatly appreciated,” Carlick concluded.

Quarterly Results at a Glance

(Table amounts in 000’s except key metrics and per share amounts)

	Q3 2013	Q3 2012	% Change
Revenue	$133,148	$118,891	12%
Net Income (Loss)	$(1,122)	$836	(234)%
Net Income (Loss) per Diluted Share	$(0.04)	$0.03	(233)%
Non-GAAP Net Income	$2,630	$4,458	(41)%
Non-GAAP Net Income per Diluted Share	$0.09	$0.15	(40)%
Adjusted EBITDA	$7,302	$7,221	1%
Underclassmen Expense	$12,900	$11,441	13%
Cash Flow from Continuing Operations	$13,924	$9,503	47%
Cash Flow from Operating Activities	$13,924	$9,499	47%

Revenue by Channel and Geography:
Direct Local Revenue	$106,207	$93,537	14%
National Brands, Agencies and Resellers (NBAR) Revenue	$26,941	$25,354	6%
International Revenue (included above)	$44,647	$34,679	29%

Key Metrics (at period end):
Active Advertisers	24,600	22,100	11%
Active Campaigns	36,400	32,900	11%
Total Upperclassmen	440	407	8%
Total Underclassmen	517	450	15%
Total IMCs	957	857	12%

Business Outlook

“In the fourth quarter we expect to see continued growth in our international markets, partially offset by continued Fx headwinds, and continued stability in North America, subject to our typical seasonality. This should result in annual growth for 2013 of approximately 13%, or 15% on a constant currency basis, at the midpoint of our guidance range,” said Ross Landsbaum, Chief Financial Officer.

The Company’s outlook is as follows:

Fourth Quarter 2013

●	Revenue in the range of $133 million to $136 million
●	Adjusted EBITDA in the range of $8.8 million to $9.8 million

Fiscal Year 2013

●	Revenue in the range of $515 million to $518 million
●	Adjusted EBITDA in the range of $30 million to $31 million
●	Ending Upperclassmen headcount of 460 to 480
●	Ending Underclassmen headcount of 460 to 480
●	Ending total IMC headcount of 920 to 960

Conference Call and Webcast Information

The ReachLocal third quarter 2013 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time on Tuesday, November 5, 2013. To participate on the live call, analysts and investors should dial 1-877-941-1427 at least ten minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, Adjusted EBITDA and constant currency revenues. Management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports on Underclassmen Expense, Active Advertisers, Active Campaigns and the total number of Internet Marketing Consultants (IMCs), as management believes that these metrics are important gauges of the progress of the Company’s performance.

The non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs. Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration) and amounts included in other non-operating income or expense. Constant currency revenues are determined by recalculating net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. Where constant currency revenue is presented for a period longer than one fiscal quarter, it is computed as the sum of the amount separately calculated for each quarter during that period.

Acquisition Related Costs: Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also have limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;
●	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;
●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;
●	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;
●

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

●

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

●	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;
●	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and
●	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue. While management believes that Underclassmen Expense provides useful information regarding the Company’s approximated investment in Underclassmen, the methodology used to arrive at the estimated Underclassmen Expense was developed internally by the Company, is not a concept or method recognized by GAAP and other companies may use different methodologies to calculate or approximate measures similar to Underclassmen Expense. Accordingly, the calculation of Underclassmen Expense may not be comparable to similar measures used by other companies. Management refers to sales through its sales force of Internet Marketing Consultants as its Direct Local channel. As the sale to agencies, resellers and national brands involves negotiations with businesses that generally represent an aggregated group of SMB advertisers, management groups them together as the National Brands, Agencies and Resellers (NBAR) channel.

 Active Advertisers is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Advertisers by adjusting the number of Active Campaigns to combine clients with more than one Active Campaign as a single Active Advertiser. Clients with more than one location are generally reflected as multiple Active Advertisers. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Advertisers includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Campaigns is a number we calculate to approximate the number of individual products or services we are managing under contract for Active Advertisers. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client, we consider that two Active Campaigns. Similarly, if a client purchased ReachSearch campaigns for two different products or purposes, we consider that two Active Campaigns. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s guidance for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) our success in developing and offering new products and services in the highly competitive online advertising industry, (ii) our ability to expand our product suite into software-related products, (iii) our ability to expand into consumer-facing products; (iv) our ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (v) our ability to recruit, train and retain our Internet Marketing Consultants; (vi) our ability to attract and retain customers; (vii) our ability to successfully enter new markets and manage its international expansion; (viii) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (ix) our ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company’s business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc.(NASDAQ: RLOC) develops online marketing and transaction solutions that power local commerce for SMBs, from lead generation and lead conversion to booking and buying. Our global distribution network includes local Internet marketing consultants and service professionals, along with select third-party agencies and resellers, throughout the United States, Canada, Australia, Austria, Belgium, Brazil, Czech Republic, Germany, Japan, the Netherlands, New Zealand, Poland, Russia, Slovakia, and the United Kingdom. ReachLocal is headquartered in Woodland Hills, Calif. Subscribe to ReachLocal’s free newsletter to receive news, tips, and other online marketing insights.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Dana Harris Vice President, Corporate Communications ReachLocal, Inc. (818) 936-9904 dana.harris@reachlocal.com

REACHLOCAL, INC.

UNAUDITED BALANCE SHEETS

(in thousands, except per share data)

	September 30,	December 31,
	2013	2012
Assets
Current Assets:
Cash and cash equivalents	$84,989	$92,336
Short-term investments	553	3,149
Accounts receivable, net	10,099	5,689
Other receivables and prepaid expenses	14,404	8,957
Total current assets	110,045	110,131

Property and equipment, net	12,136	11,066
Capitalized software development costs, net	18,795	14,704
Restricted certificates of deposit	1,697	1,226
Intangible assets, net	1,525	2,442
Other assets	9,254	4,044
Goodwill	42,083	42,083
Total assets	$195,535	$185,696

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$47,145	$35,297
Accrued expenses	30,647	27,422
Deferred revenue and other current liabilities	37,444	36,304
Liabilities of discontinued operations, net	794	767
Total current liabilities	116,030	99,790

Deferred rent and other liabilities	4,626	4,020
Total liabilities	120,656	103,810

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(78)	(89)
Additional paid-in capital	107,078	110,573
Accumulated deficit	(28,974)	(27,076)
Accumulated other comprehensive loss	(3,147)	(1,522)
Total stockholders’ equity	74,879	81,886
Total liabilities and stockholders’ equity	$195,535	$185,696

REACHLOCAL, INC.

UNAUDITED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Revenue	$133,148	$118,891	$382,023	$335,106
Cost of revenue	66,764	59,500	192,564	167,546
Operating expenses:
Selling and marketing	48,980	42,860	140,470	122,579
Product and technology	5,901	5,448	17,574	14,180
General and administrative	11,376	9,966	30,588	30,241

Total operating expenses	66,257	58,274	188,632	167,000

Income from operations	127	1,117	827	560
Other income, net	181	33	522	338

Income before provision for income taxes	308	1,150	1,349	898
Provision for income taxes	1,430	314	3,247	736

Net income (loss)	$(1,122)	$836	$(1,898)	$162

Net income ( loss) per share
Basic	$(0.04)	$0.03	$(0.07)	$0.01
Diluted	$(0.04)	$0.03	$(0.07)	$0.01

Weighted average common shares used in computation of net income (loss) per share
Basic	27,507	28,403	27,843	28,379
Diluted	27,507	29,342	27,843	28,902

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$176	$73	$471	$198
Selling and marketing	765	437	2,396	1,122
Product and technology	163	488	425	868
General and administrative	2,084	1,597	5,118	4,741
	$3,188	$2,595	$8,410	$6,929

Depreciation and amortization:
Cost of revenue	$182	$131	$589	$401
Selling and marketing	662	457	2,330	1,576
Product and technology	2,790	2,385	8,277	6,435
General and administrative	353	536	810	1,257
	$3,987	$3,509	$12,006	$9,669

REACHLOCAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except per share data)

	Nine Months Ended September 30,
	2013	2012
Cash flow from operating activities:
Net income (loss)	$(1,898)	$162
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	12,006	9,669
Stock-based compensation	8,410	6,929
Excess tax benefits from stock-based awards	(1,127)	-
Provision for doubtful accounts	513	18
Changes in operating assets and liabilities:
Accounts receivable	(4,908)	(679)
Other receivables and prepaid expenses	(5,448)	(1,291)
Other assets	(1,509)	(216)
Accounts payable and accrued expenses	16,777	10,510
Deferred revenue, rent and other liabilities	2,919	6,958
Net cash provided by operating activities, continuing operations	25,735	32,060
Net cash used for operating activities, discontinued operations	-	(182)
Net cash provided by operating activities	25,735	31,878

Cash flow from investing activities:
Additions to property, equipment and software	(16,148)	(12,067)
Acquisitions, net of acquired cash	(363)	(4,120)
Loan to franchisee	(1,221)	(1,863)
Investment in partnership	(2,500)	-
Purchases of certificates of deposit and short-term investments	(563)	(8,447)
Maturities of certificates of deposits and short-term investments	2,566	466
Net cash used in investing activities	(18,229)	(26,031)

Cash flow from financing activities:
Proceeds from exercise of stock options	5,333	1,639
Excess tax benefits from stock-based awards	1,127	-
Common stock repurchases	(18,904)	(5,395)
Net cash used in financing activities	(12,444)	(3,756)

Effect of exchange rate changes on cash and cash equivalents	(2,409)	94

Net change in cash and cash equivalents	(7,347)	2,185
Cash and cash equivalents—beginning of period	92,336	84,525

Cash and cash equivalents—end of period	$84,989	$86,710

REACHLOCAL, INC.

Reconciliation of Adjusted EBITDA to Income from Operations

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Income from operations	$127	$1,117	$827	$560
Add:
Depreciation and amortization	3,987	3,509	12,006	9,669
Stock-based compensation	3,188	2,595	8,410	6,929
Acquisition and integration costs	-	-	-	32
Adjusted EBITDA (1)	$7,302	$7,221	$21,243	$17,190

Underclassmen Expense (2)	$12,900	$11,441	$35,731	$33,824

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended September 30, 2013 and 2012

(in thousands, except per share amounts)

	Three Months Ended September 30, 2013				Three Months Ended September 30, 2012
		Adjustments:				Adjustments:
	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$133,148	-	-	$133,148	$118,891	-	-	$118,891

Cost of revenue	66,764	(177)	-	66,587	59,500	(72)	(15)	59,413

Operating expenses:
Sales and marketing	48,980	(765)	-	48,215	42,860	(438)	-	42,422
Product and technology	5,901	(402)	(259)	5,240	5,448	(824)	(456)	4,168
General and administrative	11,376	(2,084)	-	9,292	9,966	(1,597)	(152)	8,217
Total Operating expenses	66,257	(3,251)	(259)	62,747	58,274	(2,859)	(608)	54,807
Income from operations	127	3,428	259	3,814	1,117	2,931	623	4,671
Other income, net	181	-	-	181	33	-	-	33
Income before provision for (benefit from) income taxes	308	3,428	259	3,995	1,150	2,931	623	4,704
Provision for (benefit from) income taxes	1,430	-	(65)	1,365	314	-	(68)	246
Net income (loss)	$(1,122)	3,428	324	$2,630	$836	2,931	691	$4,458

Net income (loss) per share
Basic income (loss) per share	$(0.04)			$0.10	$0.03			$0.16

Diluted income (loss) per share	$(0.04)			$0.09	$0.03			$0.15

Weighted average shares outstanding
Basic	27,507			27,507	28,403			28,403
Diluted	27,507			28,652	29,342			29,342

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Nine Months Ended September 30, 2013 and 2012

(in thousands, except per share amounts)

	Nine Months Ended September 30, 2013				Nine Months Ended September 30, 2012
		Adjustments:				Adjustments:
	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$382,023	-	-	$382,023	$335,106	-	-	$335,106

Cost of revenue	192,564	(472)	(21)	192,071	167,546	(197)	(37)	167,312

Operating expenses:
Sales and marketing	140,470	(2,396)	-	138,074	122,579	(1,123)	-	121,456
Product and technology	17,574	(1,332)	(908)	15,334	14,180	(1,873)	(1,009)	11,298
General and administrative	30,588	(5,118)	-	25,470	30,241	(4,741)	(536)	24,964
Total Operating expenses	188,632	(8,846)	(908)	178,878	167,000	(7,737)	(1,545)	157,718
Income from operations	827	9,318	929	11,074	560	7,934	1,582	10,076
Other income, net	522	-	-	522	338	-	-	338
Income before provision for (benefit from) income taxes	1,349	9,318	929	11,596	898	7,934	1,582	10,414
Provision for (benefit from) income taxes	3,247	-	(152)	3,095	736	-	(141)	595
Net income (loss)	$(1,898)	9,318	1,081	$8,501	$162	7,934	1,723	$9,819

Net income (loss) per share
Basic income (loss) per share	$(0.07)			$0.31	$0.01			$0.35

Diluted income (loss) per share	$(0.07)			$0.29	$0.01			$0.34

Weighted average shares outstanding
Basic	27,843			27,843	28,379			28,379
Diluted	27,843			29,303	28,902			28,902

REACHLOCAL, INC.

Reconciliation of GAAP to Constant Currency Revenue

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
North American GAAP Revenue	$88,501	$84,212	$257,941	$243,364
Constant Currency Adjustment	177	-	251	-
North American Revenue at Constant Currency (5)	$88,678	$84,212	$258,192	$243,364

As Reported Growth Rates	5.1%	12.2%	6.0%	13.7%
Constant Currency Growth Rates	5.3%	12.2%	6.1%	13.7%

International GAAP Revenue	$44,647	$34,679	$124,081	$91,742
Constant Currency Adjustment	3,148	-	4,640	-
International Revenue at Constant Currency (5)	$47,795	$34,679	$128,721	$91,742

As Reported Growth Rates	28.7%	47.2%	35.2%	49.3%
Constant Currency Growth Rates	37.8%	47.2%	40.3%	49.3%

Consolidated GAAP Revenue	$133,148	$118,891	$382,023	$335,106
Constant Currency Adjustment	3,325	-	4,891	-
Consolidated Revenue at Constant Currency (5)	$136,473	$118,891	$386,914	$335,106

As Reported Growth Rates	12.0%	20.5%	14.0%	21.7%
Constant Currency Growth Rates	14.8%	20.5%	15.5%	21.7%

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration) and amounts included in other non-operating income or expense.

(2) Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue.

(3) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(4) Acquisition Related Costs, including the amortization and any impairment of acquired intangibles, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(5) Constant currency revenues are determined by recalculating net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. The company uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Where constant currency revenue is presented for a period longer than one fiscal quarter, it is computed as the sum of the amount separately calculated for each quarter during that period.